UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 19, 2014
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction	001-32989 (Commission File Number)	94-0787340 (IRS Employer Identification No.)
of incorporation)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                       Entry into a Material Definitive Agreement.

On December 19, 2014, Yuma Energy, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Agreement”) with MLV & Co. LLC (“MLV”) pursuant to which the Company may offer and sell up to $18,829,742 in the aggregate of the Company’s common stock, no par value per share (the “Common Stock”), and its 9.25% Series A Cumulative Redeemable Preferred Stock, no par value per share (the “Series A Preferred Stock” and together with the Common Stock, the “Shares”), from time to time through MLV, acting as agent. Upon the Company’s delivery and MLV’s acceptance of a placement notice, MLV will use its commercially reasonable efforts, consistent with its sales and trading practices, to sell any Shares subject to the placement notice. Sales of the Shares by MLV, if any, may be made in transactions that are deemed to be “at the market offerings,” including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange. With the Company’s prior written consent, sales may also be made in negotiated transactions and/or any other method permitted by law.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-192094). The Company filed a prospectus supplement dated December 19, 2014 with the Securities and Exchange Commission in connection with the offer and sale of the Shares.

The Company has agreed to pay MLV commissions for its services in acting as agent in the sale of the Shares in the amount of up to 6.0% of the gross sales price of all Shares sold pursuant to the Agreement. The Company has also agreed to reimburse MLV for legal expenses incurred by it up to $15,000 in the aggregate. The Company has also agreed to provide MLV with customary indemnification rights.

The description of the Agreement set forth above is qualified in its entirety by reference to the Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by this reference.

The legal opinion of Jones & Keller, P.C. relating to the shares of Series A Preferred Stock and shares of Common Stock to be issued pursuant to the Agreement, is filed as Exhibit 5.1 to this Current Report on Form 8-K. The legal opinion of Jones & Keller, P.C. relating to tax matters in connection with the issuance of the Series A Preferred Stock is filed as Exhibit 8.1 to this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

1.1	At Market Issuance Sales Agreement dated December 19, 2014 between Yuma Energy, Inc. and MLV & Co. LLC.

5.1	Opinion of Jones & Keller, P.C. dated December 29, 2014.

8.1	Opinion of Jones & Keller, P.C. dated December 29, 2014.

23.1	Consent of Jones & Keller, P.C. (contained in Exhibit 5.1 and Exhibit 8.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

Date: December 29, 2014	By:	/s/ Sam L. Banks
Sam L. Banks
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	At Market Issuance Sales Agreement dated December 19, 2014 between Yuma Energy, Inc. and MLV & Co. LLC.

5.1	Opinion of Jones & Keller, P.C. dated December 29, 2014.

8.1	Opinion of Jones & Keller, P.C. dated December 29, 2014.

23.1	Consent of Jones & Keller, P.C. (contained in Exhibit 5.1 and Exhibit 8.1 hereto).